DATED THIS 18 DAY OF DECEMBER 2013

BETWEEN

PGCG ASSETS HOLDINGS SDN. BHD.

[Company No. 983271-U]

("the Landlord")

AND

ESQUIRE BAYVIEW SDN. BHD.

[COMPANY No. 963265- D]

("the LESSEE")

LEASE AGREEMENT

[ref:                                    ]

LEASE Agreement

THIS LEASE AGREEMENT is made on the day and year set out in Item 1 of the Schedule hereto between the party whose name and particulars are set out in Item 2 of the Schedule hereto (hereinafter called "the Landlord) of the one part, AND the party whose name and particulars are set out in Item 3 of the Schedule hereto (hereinafter called "the LESSEE") of the other part.

WHEREAS:-

.-

1)	The Landlord is the beneficial owner of all the parcel(s) of property described in Item 4 of the Schedule hereto (hereinafter called "the Demised Premises").

2)	Subject to the terms and conditions hereinafter contained the Landlord is desirous to let to the LESSEE and the LESSEE is desirous to take on rent the Demised Premises from the Landlord for a period stated in Item 5 of the Schedule hereto at the monthly lease rental stated in Item 7 of the Schedule hereto.

3)	The LESSEE has agreed to rent the Demised Premises from the Landlord subject to the terms and conditions herein.

4)	The LESSEE was notified and acknowledged that the Landlord had let out part of the ground floor to Popular Wizard Sdn. Bhd. who operates the De Asian Café, which Rental Agreement is attached hereto as Appendix A and the right, interest and benefits of the Landlord under the said Rental Agreement shall be assigned over to the LESSEE together with the Landlord's right, interests and benefits of the car park facilities and use of external walls for advertising purpose.

NOW THIS AGREEMENT WITNESSETH THAT:

1.	Subject to the LESSEE paying to the Landlord the lease rental hereby reserved and complying with all the terms and conditions hereinafter contained the Landlord shall let to the LESSEE and the LESSEE shall take on lease the Demised Premises from the Landlord for the fixed period of time stated in Item 5 of the Schedule hereto at the fixed monthly lease rental stated in Item 6 of the Schedule hereto, the first of such lease rental to be paid within 3 months upon the execution hereof and the subsequent payments to be made in advance by or on the seventh (7th) day of each month, by payment directly to the Landlord.

2.	The term of the LEASE hereby created shall commence on the date set out in Item 8 of the Schedule hereto and shall, unless otherwise sooner determined or renewed in accordance with the terms herein contained, expire on the date stated in Item 9 of the Schedule hereto.

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LEASE Agreement

3.	The LESSEE shall pay to the Landlord within one month and three months upon the execution of this Agreement hereof, the sum stated in Item 10a and 10b respectively, of the Schedule hereto as Security and Utility deposit as security for the due performance of the several terms and obligations contained herein to be performed by the LESSEE. The Security and Utility Deposit shall not be construed or be utilised as lease rental for any arrears or be set off against any lease rental due by the LESSEE to the Landlord in the months preceding the expiration of the term hereby created and any renewal hereof, if any. The Security and Utility Deposit shall be refunded free of interest to the LESSEE less such sum(s) as may be lawfully due to the Landlord in respect of breach by the LESSEE in due observance and performance of any of the terms and conditions herein contained (fair wear and tear excepted) within fourteen (14) days from the date of determination of the LEASE herein.

4.	(a) It is mutually agreed that the Lessee will take over the Demised Premises as is where is and major renovation works will be carried out to convert it to a layout for a hotel operation. The Lessee shall bear the cost of such renovations and alteration and there after maintain at its own cost all the M&E, Air Conditioning, Lifts, Generator Set, Fire Fighting & Protection Systems, Computerized Monitoring System (BOMBA LINK), Security Surveillance CCTV system, Water Treatment, Pest Control, Refuse Disposal.

(b) The LESSEE shall pay and discharge promptly all electricity, water, telephone, internet, sewerage and all other services including but not limited to items listed in 4(a) above, subscribed by and in the name of the Landlord or LESSEE during the term hereby created or such extensions thereof. The Security and Utilities Deposit shall be refunded free of interest to the LESSEE upon the expiration of the Term hereby created or any renewal of the Term hereby created, if any, provided always that all water, electricity, telephone charges, internet, sewerage and any other services including any penalties or late payment charges thereof up to the date of redelivery of vacant possession of the Demised Premises to the Landlord shall have been settled by the LESSEE and subject further to the right of the Landlord to deduct any monies for any antecedent breach(es) or default(s) of the obligations of the LESSEE to pay and discharge all charges arising hereunder.

5.	The LESSEE hereby covenants with Landlord as follows:-

(a)	that the LESSEE shall use and occupy the said Premises solely and exclusively for the purpose stated in Item 6 of the First Schedule hereto only and shall not use the said Premises for any other purpose, without first obtaining the written consent of the Landlord;

(b)	that the LESSEE shall pay to the Landlord within one month upon the execution of this Agreement hereof, the Security Deposit as security for the due performance of the several terms and obligations contained herein to be performed by the LESSEE; and

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LEASE Agreement

(c)	that the LESSEE shall pay to the Landlord the monthly lease rental in advance on or before the seventh (7th) day of each and every month by payment directly to the Landlord; and

(d)	that the LESSEE shall pay to the Landlord within 3 months upon execution of this Agreement the Utility Deposit as security for the obligations of the LESSEE to pay and discharge promptly all electricity, water, telephone, internet, sewerage and other charges from time to time; and

(e)	that the LESSEE shall pay on its due date all charges in respect of electricity, water, telephone, internet, sewerage and other services as and when such bills are rendered by the appropriate authority. Copies of payment receipts shall be handed for the Landlord's inspection at the end of every month thereof upon request thereof; and

(f)	that the LESSEE shall permit the Landlord and/or his servant or agents at all reasonable times and from time to time to enter and view the condition of the Demised Premises and to execute and do repairs or other works as the Landlord deems it necessary; and

(g)	that the LESSEE shall not make any structural or otherwise exhibit on the exterior of the Demised Premises or the windows without first obtaining the written consent of the Landlord. If such consent as aforesaid is granted, the LESSEE shall pay the costs thereof and when the term hereby created expires or when it is terminated for any reason whatsoever, the LESSEE shall endevour to revert the Demised Premises to its original state and conditions to the entire satisfaction of the Landlord and should the LESSEE refuse to do so, the Landlord may deduct such expenses from the security deposit and if the security deposit is insufficient, the Landlord shall be at liberty to claim against the LESSEE for the balance as a liquidated debt for the costs incurred. In any event any structural or other alteration made to the Demised Premises shall inure for the benefit of the Landlord; and

(h)	that the LESSEE shall keep and maintain the interior of the Demised Premises in good and rentable repair and condition (fair wear and tear excepted); and

(i)	that the LESSEE shall not do or permit or suffer to be done on the Demised Premises anything which in the opinion of the Landlord may be nuisance or annoyance to or in any way interfere with the quiet enjoyment and comfort of other occupants of the Demised Premises or the neighbourhood; and

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LEASE Agreement

(j)	that the LESSEE shall observe and comply with all local, municipal and city by-laws, regulations and notices affecting the Demised Premises on the part of the LESSEE to be observed and complied as occupier thereof which are now in force or may hereafter be enacted; and

(k)	that the LESSEE shall not to do anything whereby any insurance policy in respect of the Demised Premises against fire may be rendered void or voidable or whereby the premium in respect of such policy may be liable to be increased; and

(l)	that the LESSEE shall not bring or store or permit or suffer to be brought in the Demised Premises any goods or matter which in the opinion of the Landlord are offensive or unpleasant or noxious or dangerous to the safety of the state and condition of the Demise Premises and the neighbourhood; and

(m)	that the LESSEE shall not assign, sublet or part with the possession of the Demised Premises without first obtaining the written consent of the Landlord which consent shall not be unreasonably withheld; and

(n)	that the LESSEE shall, on the determination of the Term hereby created peacefully yield up vacant possession of the Demised Premises and the fittings and fixtures contained therein to the Landlord in good and rentable repair and condition (fair wear and tear excepted; and

(o)	that the LESSEE shall at any time during the three (3) months preceding the determination of the LEASE herein created, permit any intending tenants or purchaser of the Demised Premises with authority from the Landlord at all reasonable times to enter and view the Demised Premises provided that due notice shall have been given to the LESSEE by the Landlord or his agent's intention to enter and view the Demised Premises; and

(p)	that the LESSEE shall not use the Demised Premises for any illegal or immoral purpose; and

(q)	that the LESSEE shall repair forthwith and make good any damages done or caused to Demised Premises or any part thereof by the installation, use or removal of the LESSEE's fixtures and fittings; and

(r)	that the LESSEE shall save harmless and indemnify and keep fully indemnified the Landlord against any and all actual loss, damages, expenses and costs suffered or incurred by the Landlord as a result of any claim, action, suit or demand against the Landlord for any breach arising as a result of the LESSEE's failure or default of his obligations and duties to be performed and discharged hereunder; and

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LEASE Agreement

(s)	that the LESSEE shall subscribe to the telephone , internet and electricity services directly with the service providers.

(t)	The Lessee acknowledges that the Landlord is an affiliate of a United States public listed company and that the US SEC requires the financial results of the operation of the Demised Premises be included in the Quarterly report of the listed entity. In view of the above, the Lessee shall prepare their monthly Management Accounts in relation to its operations of the Demised Premises and provide their latest available monthly financial and management report to the Landlord in a manner that will permit the Landlord to comply with the said US SEC requirement.

6.	The Landlord hereby covenants with the LESSEE as follows:-

(a)	that the Landlord shall, provided always that the LESSEE pays the rent hereby reserved and observes and performs the agreements, stipulations and covenants on his part to be performed and discharged herein contained, permit the LESSEE to occupy and enjoy the Demised Premises during the Term of the LEASE without any interruption or interference by the Landlord or any person or body lawfully claiming through the Landlord; and

(b)	that the Landlord shall bear all quit rent and assessment charges during the continuance of the Term of the LEASE hereby granted; and

(c)	that the Landlord shall insure the Demised Premises against loss or damage by fire; and

(d)	that the Landlord shall return the Security and Utility Deposit referred to above free of interest upon the LESSEE's compliance of the terms and conditions set forth hereinabove for such refund.

(e)	the Landlord agrees to grant a rent free period commencing from the date of this Agreement until the commencement of the operation of the Hotel or Six (6) months from the date hereof, whichever is lesser, for the Lessee to carry out the renovation works provided that further extension of the rent free period shall be granted at the mutual agreement of the parties hereto. Provided that the rent free period referred to above shall not apply to the car parking area and the premises let out to Popular Wizard Sdn. Bhd. aka De Asian Café under a rental agreement the right, benefit and interest of the landlord therein have been or will be assigned to the LESSEE and as such the LESSEE shall continue to pay the apportioned rental for the car parking area and the Premises already rented to Popular Wizard Sdn. Bhd. aka De Asian Café during the rent free period referred to herein.

5

LEASE Agreement

7.	PROVIDED ALWAYS and it is hereby agreed between the parties that:

(a)	if the rent or any part thereof shall at any time during the Term hereby created remains unpaid for fourteen (14) days after the same becoming due and payable or if the LESSEE is in breach of any covenant irrespective of the fact that the same shall amount to a breach of a term, condition or covenant of it or if the LESSEE shall suffer a petition of winding up be presented against it or becomes insolvent, it shall be lawful in any of the said circumstances for the Landlord at any time thereafter to re-enter and take possession of the Demised Premises without further reference to the LESSEE and thereupon this LEASE shall absolutely determine without prejudice to the rights of action of the Landlord in respect of any antecedent breach of the LESSEE's covenants herein contained.

(b)	Neither party shall have the right to terminate this Agreement before the expiry of the Twenty (20) years term herein created, unless the Demised Premises becomes uninhabitable to the LESSEE for reasons beyond the LESSEE's control which may reasonably require the LESSEE to seek early termination of the initial term, whereby the parties hereto agree to negotiate the conditions for early termination, which said conditions shall not be unreasonable to either party. In the event of breach of this condition, then the party seeking early termination shall pay to the other party a sum equivalent to the lease rental for the remaining initial LEASE period as liquidated damages.

(c)	The Landlord shall at the written request of the LESSEE made not less than three (3) months before the expiration of Term hereby created and if there shall not at the time of such request and at the expiration of this LEASE be any existing breach or non-observance of any of the covenants on the part of the LESSEE herein contained and at the LESSEE's expenses grant to the LESSEE, an extension to the Term for a further period as specified in Item 11 of the Schedule hereto on similar terms as contained hereunder, save for this clause for the option to renew, at a revised rent and such other terms as to be mutually agreed by the parties. The Lease Rental Deposit and Utility Deposit shall be increase and adjusted accordingly upon the same terms and conditions contained herein save for this covenant for renewal.

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LEASE Agreement

8.	Any notice to be served by either party hereto shall be served on the party intended to be served by registered post at the address stated herein and such notice shall be deemed to have been effectively served on the other party on the 3rd day from date of posting of same.

9.	In this Agreement unless there be something in the subject matter or context inconsistent therewith, words importing singular number or the masculine gender only shall include the plural number of feminine and neuter gender and words importing the individual person shall also be deemed to include corporate or other bodies.

10.	This Agreement shall be binding upon the successors in title heirs legal representatives administrators executors of the parties hereto.

11.	This Agreement shall be governed and interpreted in accordance with the laws of Malaysia.

12.	The LESSEE hereto shall bear the legal scale costs of and incidental to the preparation of this Agreement and the LESSEE shall bear the stamp duty of this Agreement.

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LEASE Agreement

IN WITNESS whereof the parties have hereunto set their hands the day and year above written.

8

LEASE Agreement

FIRST SCHEDULE REFERRED TO IN THE AGREEMENT

(to be taken and read as an essential term of this Agreement)

Item 1:	Date Of the Agreement:	18 DECEMBER 2013

Item 2:	NAME & PARTICULARS OF LANDLORD

PGCG ASSETS HOLDINGS SDN. BHD. [Company No. 983271-U]

11-2, Jalan 26/70A
Desa Sri Hartamas
50480 Kuala Lumpur

Item 3:	NAME & PARTICULARS OF LESSEE

ESQUIRE BAYVIEW SDN. BHD. [Company No. 963265-D]

11-3, Jalan 26/70A
Desa Sri Hartamas
50480 Kuala Lumpur

Item 4:	PARTICULARS OF DEMISED PREMISES:

No.160
Jalan Ampang
50450 Kuala Lumpur
(Whole of Menara CMY including parking area and Assignment of Rental Agreement of Popular Wizard Sdn. Bhd. aka De Asian Café)

Item 5:	TERM OF LEASE

Twenty (20) years

Item 6:	PURPOSE OF LEASE

To use the said Premises for Hotel Operation

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LEASE Agreement

Item 7:	LEASE RENTAL PER MONTH:

Ringgit Malaysia Five Hundred And Fifty Thousand
(RM550,000.00) per month for first 3 years and thereafter at increment of 5 - 10% every 3 years or market price, whichever higher.

Item 8:	LEASE COMMENCES ON: 1st December 2013

Item 9:	LEASE EXPIRES ON: 30th November, 2033

Item 10:	a) SECURITY DEPOSIT

Ringgit Malaysia One Million and One Hundred Thousand only (RM1,100,000.00)

Or Equivalent of 2 months Lease Rental

b) UTILITY DEPOSIT

Ringgit Malaysia Five Hundred and Fifty Thousand only (RM550,000.00)

Or Equivalent of 1 months Lease Rental

The Security Deposit and Utility Deposit shall be adjusted accordingly revision of the Lease Rental.

Item 11:	OPTION TO RENEW:

For further Ten (10) Years

APPENDIX A

TO ATTACH THE COMPLETE SET OF THE RENTAL AGREEMENT

10

DUPLICATE

DATED THIS *1st* DAY OF MARCH 2013

BETWEEN

AND

POPULAR WIZARD SDN BHD
[Company No. 907847-M]
("the Tenant")

~~~~~~

TENANCY AGREEMENT

~~~~~~

[Your Ref: 005/13/03]

11

LEASE AGREEMENT

Tenancy Agreement

THE SCHEDULE REFERRED TO IN THE AGREEMENT

(to be taken and read as an essential term of this Agreement)

Item 1:	Date Of the Agreement:	01st March 2013

Item 2:	NAME & PARTICULARS OF LANDLORD

PGCG ASSETS HOLDINGS SDN BHD [Company No. 983271-U]
No. 160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 3:	NAME & PARTICULARS OF TENANT

POPULAR WIZARD SDN BHD [Company No. 907847-M]
Unit G-1 (Level Ground Floor)
No. 160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 4:	PARTICULARS OF DEMISED PREMISES:

No.160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 5:	TERM OF TENANCY

One (1) year

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LEASE AGREEMENT

Tenancy Agreement

Item 6:	RENTAL PER MONTH:

Ringgit Malaysia Thirty Five Thousand only (RM35,000.00)

Item 7:	TENANCY COMMENCES ON: 01st March 2013

Item 8:	TENANCY EXPIRES ON: 28th February 2014

Item 9:	a) SECURITY DEPOSIT

Ringgit Malaysia Seventy Thousand Only (RM,70,000.00)

b) UTILITY DEPOSIT

Ringgit Malaysia Thirty Five Thousand Only (RM35,000.00)

Item 10:	OPTION TO RENEW:

One (1) Year

13

APPENDIX A

14

Tenancy Agreement

THIS TENANCY AGREEMENT is made on the day and year set out in Item 1 of the Schedule hereto between the party whose name and particulars are set out in Item 2 of the Schedule hereto (hereinafter called “the Landlord) of the one part, AND the party whose name and particulars are set out in Item 3 of the Schedule hereto (hereinafter called “the Tenant”) of the other part.

WHEREAS:-

1)	The Landlord is the beneficial owner of all the parcel(s) of property described in Item 4 of the Schedule hereto (hereinafter called the “Demised Premises").

2)	Subject to the terms and conditions hereinafter contained the Landlord is desirous to let to the Tenant and the Tenant is desirous to take on rent the Demised Premises from the Landlord for a period stated in Item 5 of the Schedule hereto at the monthly rental stated in Item 6 of the Schedule hereto.

3)	The Tenant has agreed to rent the Demised Premises from the Landlord subject to the terms and conditions herein.

NOW THIS AGREEMENT WITNESSETH THAT:

1.	Subject to the Tenant paying to the Landlord the rental hereby reserved and complying with all the terms and conditions hereinafter contained the Landlord shall let to the Tenant and the Tenant shall take on rent the Demised Premises from the Landlord for the fixed period of time stated in Item 5 of the Schedule hereto at the fixed monthly rental stated in Item 6 of the Schedule hereto, the first of such rental to be made upon the execution hereof and the subsequent payments to be made in advance by or on the seventh (7th) day of each month, by payment directly to the Landlord.

2.	The term of the tenancy hereby created shall commence on the date set out in Item 7 of the Schedule hereto and shall, unless otherwise sooner determined or renewed in accordance with the terms herein contained, expire on the date stated in Item 8 of the Schedule hereto.

3.	The Tenant shall pay to the Landlord upon the execution of this Agreement hereof, the sum stated in Item 9 of the Schedule hereto as Security and Utility deposit (the receipt of which sum the Landlord hereby acknowledges) as security for the due performance of the several terms and obligations contained herein to be performed by the Tenant. The Security and Utility Deposit shall not be construed or be utilised as rental for any arrears or be set off against any rental due by the Tenant to the Landlord in the months preceding the expiration of the term hereby created and any renewal hereof, if any. The Security and Utility Deposit shall be refunded free of interest to the Tenant less such sum(s) as may be lawfully due to the Landlord in respect of breach by the Tenant in due observance and performance of any of the terms and conditions herein contained (fair wear and tear accepted) within fourteen (14) days from the date of determination of the Tenancy herein.

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Tenancy Agreement

4.	The Tenant shall pay and discharge promptly all electricity, water, telephone, internet, sewerage and any other services subscribed by the Tenant during the term hereby created or such extensions thereof. The Security and Utilities Deposit shall be refunded free of interest to the Tenant upon the expiration of the Term hereby created or any renewal of the Term hereby created, if any, provided always that all water, electricity, telephone charges, internet, sewerage and any other services including any penalties or late payment charges thereof up to the date of redelivery of vacant possession of the Demised Premises to the Landlord shall have been settled by the Tenant and subject further to the right of the Landlord to deduct any monies for any antecedent breach(es) or default(s) of the obligations of the Tenant to pay and discharge all charges arising hereunder.

5.	The Tenant hereby covenants with Landlord as follows:-

(a)	that the Tenant shall pay to the Landlord upon the execution of this Agreement hereof, the Security and Utility Deposit as security for the due performance of the several terms and obligations contained herein to be performed by the Tenant; and

(b)	that the Tenant shall pay to the Landlord the monthly rental in advance on or before the seventh (7th) day of each and every month by payment directly to the Landlord; and

(c)	that the Tenant shall pay to the Landlord the Security and Utility Deposit as security for the obligations of the Tenant to pay and discharge promptly all electricity, water, telephone, internet, sewerage and other charges from time to time; and

(d)	that the Tenant shall pay on its due date all charges in respect of electricity, water, telephone, internet, sewerage and other services as and when such bills are rendered by the appropriate authority. Copies of payment receipts shall be handed for the Landlord's inspection at the end of every month thereof upon request thereof; and

(e)	that the Tenant shall permit the Landlord and/or his servant or agents at all reasonable times and from time to time to enter and view the condition of the Demised Premises and to execute and do repairs or other works as the Landlord deems it necessary; and

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Tenancy Agreement

(f)	that the Tenant shall not make any structural or other alteration to the Demised Premises or to any part thereof without first obtaining the written consent of the Landlord. If such consent as aforesaid is granted, the Tenant shall pay the costs thereof and when the term hereby created expires or when it is terminated for any reason whatsoever, the Tenant shall endevour to revert the Demised Premises to its original state and conditions to the entire satisfaction of the Landlord and should the Tenant refuse to do so, the Landlord may deduct such expenses from the security deposit and if the security deposit is insufficient, the Landlord shall be at liberty to sue the Tenant for the balance as a liquidated debt for the costs incurred. In any event any structural or other alteration made to the Demised Premises shall inure for the benefit of the Landlord; and

(g)	that the Tenant shall keep and maintain the interior of the Demised Premises in good and tenantable repair and condition (fair wear and tear excepted); and

(h)	that the Tenant shall not to do or permit or suffer to be done on the Demised Premises anything which in the opinion of the Landlord may be nuisance or annoyance to or in any way interfere with the quiet enjoyment and comfort of other occupants of the Demised Premises or the neighbourhood; and

(i)	that the Tenant shall observe and comply with all local, municipal and city by-laws, regulations and notices affecting the Demised Premises on the part of the Tenant to be observed and complied as occupier thereof which are now in force or may hereafter be enacted; and

(j)	that the Tenant shall not to do anything whereby any insurance policy in respect of the Demised Premises against fire may be rendered void or voidable or whereby the premium in respect of such policy may be liable to be increased; and

(k)	that the Tenant shall not bring or store or permit or suffer to be brought in the Demised Premises any goods or matter which in the opinion of the Landlord are offensive or unpleasant or noxious or dangerous to the safety of the state and condition of the Demise Premises and the neighbourhood; and

(l)	that the Tenant shall not assign, sublet or part with the possession of the Demised Premises without first obtaining the written consent of the Landlord which consent shall not be unreasonably withheld; and

(m)	that the Tenant shall, on the determination of the Term hereby created peacefully yield up vacant possession of the Demised Premises and the fittings and fixtures contained therein to the Landlord in good and tenantable repair and condition (fair wear and tear excepted); and

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Tenancy Agreement

(n)	that the Tenant shall at any time during the three (3) months preceding the determination of the Tenancy herein created, permit any intending tenant or purchaser of the Demised Premises with authority from the Landlord at all reasonable times to enter and view the Demised Premises provided that due notice shall have been given to the Tenant by the Landlord or his agent's intention to enter and view the Demised Premises; and

(o)	that the Tenant shall not use the Demised Premises for any illegal or immoral purpose; and

(p)	that the Tenant shall repair forthwith and make good any damages done or caused to Demised Premises or any part thereof by the installation, use or removal of the Tenant's fixtures and fittings; and

(q)	that the Tenant shall, in addition to the rent hereby reserved, bear any increase in the present quit rent and/or assessment levied on the Demised Premises if such increase in the quit rent and/or assessment is determined by the Landlord to be the result from any act or omission of the Tenant in default of any of the obligations, covenants, and duties to be performed by the Tenant pursuant hereunder; and

(r)	that the Tenant shall save harmless and indemnify and keep fully indemnified the Landlord against any and all actual loss, damages, expenses and costs suffered or incurred by the Landlord as a result of any claim, action, suit or demand against the Landlord for any breach arising as a result of the Tenant's failure or default of his obligations and duties to be performed and discharged hereunder; and

(s)	that the Tenant shall subscribe to the telephone and internet directly with the service providers.

6.	The Landlord hereby covenants with the Tenant as follows:-

(a)	that the Landlord shall, provided always that the Tenant pays the rent hereby reserved and observes and performs the agreements, stipulations and covenants on his part to be performed and discharged herein contained, permit the Tenant to occupy and enjoy the Demised Premises during the Term of the Tenancy without any interruption or interference by the Landlord or any person or body lawfully claiming through the Landlord; and

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Tenancy Agreement

(b)	that the Landlord shall pay all service charges rates taxes assessment and other such charges during the continuance of the Term of the tenancy hereby granted; and

(c)	that the Landlord shall insure the Demised Premises against loss or damage by fire; and

(d)	that the Landlord shall return the Security and Utility Deposit referred to above free of interest upon the Tenant's compliance of the terms and conditions set forth hereinabove for such refund.

(e)	The Landlord shall keep and maintain the exterior and the exterior fittings of the Demised Premises in good repair and condition (fair wear and tear excepted). For avoidance of doubt, exterior fittings shall mean and include any piping not located within the interior of the Demised Premises.

(f)	That the Landlord shall ensure that in the event the Demised Premises is sold by the Landlord subsequent hereto, the Landlord shall ensure that the sale of the Demise Premises is made subject to the tenancy created herein.

7.	PROVIDED ALWAYS and it is hereby agreed between the parties that:

(a)	if the rent or any part thereof shall at any time during the Term hereby created remains unpaid for fourteen (14) days after the same becoming due and payable or if the Tenant is in breach of any covenant irrespective of the fact that the same shall amount to a breach of a term, condition or covenant of if the Tenant shall commit an act of bankruptcy, it shall be lawful in any of the said circumstances for the Landlord at any time thereafter to re-enter and take possession of the Demised Premises without further reference to the Tenant and thereupon this tenancy shall absolutely determine without prejudice to the rights of action of the Landlord in respect of any antecedent breach of the Tenant's covenants herein contained.

(b)	Neither party shall have the right to terminate this Agreement before the expiry of the two (2) years term herein created, unless the Demised Premises becomes uninhabitable to the Tenant for reasons beyond the Tenant's control which may reasonably require the Tenant to seek early termination of the initial term, whereby the parties hereto agree to negotiate the conditions for early termination, which said conditions shall not be unreasonable to either party. In the event of breach of this condition, then the party seeking early termination shall pay to the other party a sum equivalent to the rental for the remaining initial tenancy period as liquidated damages.

5

(c)	The Landlord shall at the written request of the Tenant made not less than three (3) months before the expiration of Term hereby created and if there shall not at the time of such request and at the expiration of this Tenancy be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained and at the Tenant's expenses grant to the Tenant, an extension to the Term for a further period as specified in Item 10 of the Schedule hereto on similar terms as contained hereunder, save for this clause for the option to renew, at a revised rent to be determined by the Landlord and such other terms as to be mutually agreed by the parties.

8.	Any notice to be served by either party hereto shall be served on the party intended to be served by registered post at the address stated herein and such notice shall be deemed to have been effectively served on the other party on the 3rd day from date of posting of same.

9.	In this Agreement unless there be something in the subject matter or context inconsistent therewith, words importing singular number or the masculine gender only shall include the plural number of feminine and neuter gender and words importing the individual person shall also be deemed to include corporate or other bodies.

10.	Time wherever mentioned shall be the essence of this Agreement.

11.	This Agreement shall be binding upon the successors in title heirs legal representatives administrators executors of the parties hereto.

12.	This Agreement shall be governed and interpreted in accordance with the laws of Malaysia.

13.	Each party shall bear its own solicitors costs in respect of this Agreement. The stamp duty for this Agreement shall be borne and paid by the Tenant.

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7

Tenancy Agreement

THE SCHEDULE REFERRED TO IN THE AGREEMENT

(to be taken and read as an essential term of this Agreement)

Item 1:	Date Of the Agreement:	01st March 2013

Item 2:	NAME & PARTICULARS OF LANDLORD

PGCG ASSETS HOLDINGS SDN BHD [Company No. 983271-U]
No. 160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 3:	NAME & PARTICULARS OF TENANT

POPULAR WIZARD SDN BHD [Company No. 907847-M]
Unit G-1 (Level Ground Floor)
No. 160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 4:	PARTICULARS OF DEMISED PREMISES:

No.160
Menara CMY
Jalan Ampang
50450 Kuala Lumpur

Item 5:	TERM OF TENANCY

One (1) year

8

Tenancy Agreement

Item 6:	RENTAL PER MONTH:

Ringgit Malaysia Thirty Five Thousand only (RM35,000.00)

Item 7:	TENANCY COMMENCES ON: 01st March 2013

Item 8:	TENANCY EXPIRES ON: 28th February 2014

Item 9:	a) SECURITY DEPOSIT

Ringgit Malaysia Seventy Thousand Only (RM 70,000.00)

b) UTILITY DEPOSIT

Ringgit Malaysia Thirty Five Thousand Only (RM35,000.00)

Item 10:	OPTION TO RENEW:

One (1) Year

9

POPULAR WIZARD SDN BHD

(company no. 907847-M)

Unit G-1 (level ground floor)

No.160 Menara CMY

Jalan Ampang

50450 Kuala Lumpur

RE: DECREASE OF RENTAL

With reference to the above matter, we would like to officially inform you of a decrease of rental. Please refer to the agreement ref: 005/13/03. There will be a decrease of RM5,000 from the current rental of RM35,000. The new rental amount of RM30,000 will be immediately effective from 1st of June 2013.

Regards & thanks,